Exhibit 99.1

KBW Midwestern Bank Conference June 5, 2003

Forward Looking Statements Statements contained in this presentation which are not historical facts are forward-looking statements as that item is defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties which could cause actual results to differ materially from estimated results. Such risks and uncertainties are detailed in the Company's filings with the Securities and Exchange Commission.

Republic Bancorp Profile o 3rd largest bank holding company in Michigan o 84th largest bank holding company in the U.S. o $4.7 billion in assets o 96 bank and mortgage offices in MI, OH & IN o Headquartered in Ann Arbor, Michigan o Market capitalization of $750 million

Michigan o 96 offices o 103 ATMs Indiana Ohio

Financial Highlights 1998 2002 Total assets (millions) $2,196 $4,778 Earnings per share $0.66 $0.96 Return on equity 16.20% 17.52% Net interest margin 3.24% 3.44% Efficiency ratio 79.78% 50.80%

Contribution to Income By Business Line 1998 2002 Commercial Mortgage Commercial Mortgage 20% 40% 27% 17% Retail Retail 40% 56%

Growth & Consistency 5 Year Performance 1998-2002 Annual Earnings Per Share 12.4% Growth Return on Equity 16.9%

Well Positioned Organization o Focused business strategies o Performance driven culture o Conservative credit management

Focused Business Strategies o Distinctive Personal Service through relationship banking o Product/Service emphasis on: - Commercial real estate and SBA lending - Mortgage banking - Home equity lending - Core deposit generation

Commercial Banking o 97% secured by real estate o Serving strong commercial markets in metro Detroit, Cleveland and Indianapolis o #1 SBA lender in Michigan for 9th straight year o Cross-sell opportunities for deposit and cash management products

Mortgage Banking o Top ten retail mortgage lender in Midwest o Mortgage loan originators in retail branches o Significant cross-sell opportunities for home equity loans and core deposit products

Retail Banking o Focus on relationship development through personalized banking o Establish core deposit relationship o Cross-sell home equity loans and core deposit products to mortgage customers

Cross Selling Results Mortgage to Retail New Core New Consumer Year Deposits Loans 2001 $13.3 Million $ 49.0 Million 2002 $20.4 Million $111.4 Million Increase +53% +127%

Customer Relationship Growth Retail Customers Mortgage with 3 or to Retail more services 1st Quarter 2001 24% 10% 1st Quarter 2003 36% 20%

Core Deposit Growth Core Core Time Time 39% 50% 61% 50% 1st Qtr. 2001 1st Qtr. 2003 Time Deposits Core Deposits

Performance - Driven Culture o All employees are shareholders - 21% of the company is owned by employees and directors o "Pay for Performance" compensation - 54% of compensation is variable based on company and individual performance - Accountable business line management compensated for division and cross division results - Team Republic - Over 12,000 successful referrals in 2002

Performance - Driven Culture o Recognition and rewards for top performers - Monthly Telerap - Quarterly Awards Meetings - Annual Sales Incentive Trips o "Great Place to Work" recognition - FORTUNE "100 Best Companies to Work for" (Ranked 17th) - WorkingMother "100 Best Companies for Working Mothers"

Conservative Credit Management o Consistent lending focus and loan mix o Real estate secured lender o In-market lending (bank footprint) o Committee approval process

Sound Asset Quality Net Loan Charge-Offs to Average Loans 1.00% 0.90% 0.80% 0.70% 0.60% 0.50% 0.40% 0.30% 0.20% 0.10% 0.00% 90 91 92 93 94 95 96 97 98 99 00 01 02 1Q 03 Republic Bancorp Peer Group ($3-$10 Billion in Assets)

1st Quarter Financial Highlights 2002 2003 % Change Earnings per share $0.24 $0.26 9% Net Income (000's) $14,118 $15,153 7% Return on equity (%) 18.14 17.88 (1%) Return on assets (%) 1.25 1.30 4% Tangible shareholders' 6.94 7.11 2% equity to assets (%)

1st Quarter 2003 Highlights o Strong noninterest income growth o Robust residential mortgage business and core deposit growth o Lower operating expenses o Solid credit quality o Strong earnings momentum

Loan Portfolio Growth ($ in millions) 12/31/02 3/31/03 % Change Commercial $1,469 $1,469 -Residential 1,594 1,807 13% Consumer Direct 557 553 (1%) Indirect 37 29 (22%) 594 582 (2%) Total $3,657 $3,858 6%

Loan Portfolio $3.86 billion at March 31, 2003 Residential real estate mortgages Commercial real estate loans 47% 37% Home equity loans All Others 11% 5%

Commercial Loan Portfolio Office Retail 27% 20% Hotel/Motel Manufacturing 6% 10% Land Development Multi-Family 5% 7% Pre-sold 1-4 Family Residential All Others Average LTV 75% Variable Rate 81% 6% 19% Fixed Rate 19%

Residential Loan Portfolio Agency Jumbo Conforming Conforming 64% 32% Portfolio 4% Average FICO Score 717 Average LTV 71% Variable Rate 43% Fixed Rate 57%

Consumer Loan Portfolio Home Equity Other Loans 28% 72% Home Equity Portfolio Average FICO Score 732 Average CLTV 75% Variable Rate 79% Fixed Rate 21%

Deposit Growth ($ in millions) 12/31/02 3/31/03 % Change Non-interest bearing $ 261 $ 275 5% NOW & Savings 1,087 1,145 5% Core Deposits 1,348 1,420 5% CDs 1,440 1,443 -Total Deposits $2,788 $2,863 3%

Core Deposit Growth ($ in millions) 12/31/02 3/31/03 % Change Commercial Core Deposits $292 $305 14% Pathfinder Core Deposits $380 $408 7%

Interest Rate Management o Balanced business model o Asset sensitive - Positive GAP of 17% o Retail mortgage network provides strong mortgage loan volume - Majority of fixed rate loans are sold, adjustable rate are retained - Loans held for sale are hedged and funded with short-term borrowings - Mortgage servicing rights are sold with loans o Positioned for continued strong results

Market Coverage 47 Market Makers - Including research coverage from: - Fahnestock & Co. Inc. - Buy - Stifel, Nicolaus & Company - Buy - Robert W. Baird - Outperform - Howe Barnes - Outperform - Cohen Bros. & Company - Outperform - Keefe, Bruyette & Woods - Market Perform - A.G. Edwards - Market Perform - RBC Capital - Market Perform

Strong Trading Volume o Average monthly volume of 3.7 million shares o Named to S&P SmallCap 600 Index in April o Active Stock Repurchase Program

Attractive Stock Value ROE P/E RBNC 17.47% 12.6 Top 76-100 Banks 15.52% 14.5

Growth & Consistency o Focused business strategies o Performance driven culture o Conservative credit management o Strong earnings momentum